UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2004

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Not Applicable
(Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure

On August 18, 2004, Delta Air Lines, Inc. issued a press release announcing the commencement of consent solicitations from holders of certain equipment trust certificates and pass through certificates. The press release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

(c)  EXHIBITS

Exhibit 99.1	Press Release dated August 18, 2004, titled “Delta Begins Consent Solicitations from Holders of Certain Equipment Trust Certificates and Pass Through Certificates”.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

Date: August 18, 2004	BY:	/s/ Leslie P. Klemperer
Leslie P. Klemperer Vice President – Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 18, 2004, titled “Delta Begins Consent Solicitations from Holders of Certain Equipment Trust Certificates and Pass Through Certificates”.